REGISTRATION RIGHTS AGREEMENT
(For Common Stock issued under Private Equity Subscription Agreement)

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the ___ day of July, 2001, between 5G Wireless Communications, Inc., a Nevada corporation (the "Company"), and DRH Investment Company, LLC , a limited liability company organized and existing under the laws of the State of Delaware (the "Investor").
RECITALS
 A. The Investor holds shares of the Company's Common Stock or Common Stock Equivalents and may hereafter hold from time to time additional shares of the Company's Common Stock or Common Stock Equivalents, issued by the Company pursuant to the Private Equity Subscription Agreement dated the date hereof between the Company and the Investor (the "Subscription Agreement").
 B.
                  Terms used and not otherwise defined herein shall have the meanings attributed to them in the Subscription Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto further agree as follows:
 Section 1.         Registrable Securities.              As used herein, the
term "Registrable Security" means the (a) Put Shares, (b) the Blackout Shares,
(c) the Additional Shares and (d) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger,
consolidation or other reorganization or otherwise.        Additionally, in
the event that the Maximum Commitment Amount is increased upon the consent of the Investor, any securities issued to the Investor as a result of such
increase shall be deemed Registrable Securities.       As to any particular
Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement has been declared effective by the SEC and all such Registrable Securities have been sold or pursuant to a Registration Statement, (ii) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, (iii) such time as all such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) in the opinion of counsel to the Company acceptable to the Investor, all such Registrable Securities may be sold without registration under the Securities Act or the need for an exemption from any such registration requirements and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.
 Section 2.         Restrictions on Transfer.              The Investor
acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Registrable Securities as provided herein, the Registrable Securities are "restricted securities" as defined in Rule 144 promulgated under the Act and certificates evidencing such shares
shall bear a restrictive legend.        The Investor understands that no
disposition or transfer of the Registrable Securities may be made by the Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.
With a view to making available to the Investor the benefits of Rule 144 under the Securities Act ("Rule 144") or any other similar rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:
 (a)         comply with the provisions of paragraph (c)(1) of Rule 144; and
 (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.
 Section 3.         Registration Rights With Respect to the Registrable
Securities.
 (a) The Company agrees that it will prepare and file with the SEC, within forty-five (45) days after the date hereof, a registration statement on Form S 1 (or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Subscription Agreement and in accordance with the intended method of distribution of such securities), under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of Investor, so as to permit a public offering and resale of the Securities under the Securities Act by Investor.
The Company shall use its best efforts to cause the Registration Statement to become effective within five (5) days of SEC clearance and will within said five (5) days request acceleration of effectiveness. If the Registration Statement is not declared effective by August 31, 2001, this Agreement and the Purchase Agreement shall terminate. The Company will notify the Investor of the effectiveness of the Registration Statement within one Trading Day of such event.
 (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earliest of (i) the date that none of the Registrable Securities are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to the Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or
(v) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor.
 (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of a Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all
attorneys' fees of the Company) shall be borne by the Company.       The
Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the
fees and expenses of its counsel.        The Investor and its counsel shall
have a reasonable period, not to exceed seven (7) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Investor with copies of any comment letters received from the Commission with respect thereto within two
(2) Trading Days of receipt thereof. The Company shall make reasonably available for inspection by the Investor, any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Investor or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investor or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Investor and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of the Investor or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investor and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Investor and other parties. The Company shall qualify any of the securities for sale in such states as the Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investor with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.
 (d) The Company shall not be required by this Section 3 to include the Investor's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Investor and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Investor and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in the Investor or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.
 (e) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Investor in writing of the existence of a Potential Material Event (as defined in Section 3(f) below) (the "Blackout Notice"), the Investor upon receipt of such notice shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities from the time of the Blackout Notice until the Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the "Blackout Termination Notice"). Such time period between the receipt by the Investor each of the Blackout
Notice and the Blackout Termination Notice is the "Blackout Period".        If
the Company so suspends the right to such holders of Registrable Securities for more than thirty (30) days during any twelve month period during the periods the Registration Statement is required to be in effect, the Company must compensate the Investor for any decline in market value of the Registrable Securities held by Investor at the beginning of the Blackout Period through the end of the Blackout Period in accordance with the terms of
Section 2.5 of the Subscription Agreement.        In the event that the
Company issues more than one Blackout Notice during any twelve month period, each such additional Blackout Notes shall be deemed to commence a Blackout Period of thirty days, irrespective of the issuance of a Blackout Termination Notice earlier than thirty days following the issuance of such Blackout
Notice.        If a Potential Material Event shall occur prior to the date a
Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days.
 (f) For purposes of Section 3(e), "Potential Material Event" means any of the following: (a) the possession by the Company of material information the disclosure of which in the Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.
 Section 4.         Cooperation with Company.               The Investor will
cooperate with the Company in all respects in connection with this Agreement, including supplying on a timely basis all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of
such underwritten offering.        The Investor shall consent to be named as
an underwriter in the Registration Statement.        The Investor acknowledges
that in accordance with current SEC policy, the Investor will be named as an underwriter of the Securities in the Registration Statement.
 Section 5.         Registration Procedures.              If and whenever the
Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Investor's assistance and cooperation as reasonably required:
 (a) prepare and file with the SEC a Registration Statement and the prospectus used in connection therewith and such amendments and supplements thereto as may be required under the Securities Act or as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Investor of such Registrable Securities shall desire to sell or otherwise dispose of the same and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
 (b) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investor and reflect in such documents all such comments as the Investor (and its counsel) reasonably may propose and (ii) furnish to the Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as the Investor may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Investor;
 (c) register and qualify the Registrable Securities covered by a Registration Statement under all applicable blue sky laws (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Investor, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;
 (d) list (or cause to be quoted) such Registrable Securities on the Principal Market, and any other exchange on which the Common Stock of the Company is then listed (or quoted), if the listing of such Registrable Securities is then permitted under the rules of such exchange or the Nasdaq Stock Market;
 (e) notify the Investor at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under
Section 5(a) as quickly as commercially possible;
 (f) as promptly as practicable after becoming aware of such event, notify the Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;
 (g) cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor reasonably may request and registered in such names as the Investor may request;
 (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investor of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;
 (i) in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and
 (j)          maintain a Transfer Agent for its Common Stock.
 Section 6.         Indemnification.
 (a) The Company agrees to indemnify and hold harmless the Investor and each person, if any, who controls the Investor within the meaning of the Securities Act ("Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Investor with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Investor failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Investor was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
 (b) Each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall not be liable under this
Section 6(b) for any amount in excess of the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.
 (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Investor, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Investor and the indemnifying party and the Distributing Investor shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Investor, which firm shall be designated in writing by the Distributing Investor and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.
All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).
 Section 7.         Contribution.              In order to provide for just
and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or
(ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
Notwithstanding any other provision of this Section 7, in no event shall any
(i) Investor be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by the Investor from the sale of the Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.
 Section 8.         Notices.              All notices, demands, requests,
consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Subscription Agreement.
 Section 9.         Piggyback Registration.        (a) If prior to the first
Put Date, the Company shall determine to register any of its Common Stock for sale for cash either for its own account, (other than a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction or a registration on any registration form that does not permit secondary sales) the Company will:
 (1)        promptly give to the Investor written notice thereof; and
 (2) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 9(b) below, and in any underwriting involved therein, the Investor Shares, if any, held by the Investor specified in a written request or requests, made by the Investor and received by the Company within twenty
(20) days after the written notice from the Company described in clause (1)
above is mailed or delivered by the Company.        Such written request may
specify all or a part of the Investor's Investor Shares, if any.
(b) Underwriting.        If the registration of which the Company gives notice
is for a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to
Section 9(a)(1) hereof.        In such event, the right of any Investor to
registration pursuant to this Section 9 shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's Investor Shares, if any, in the underwriting to the extent provided
herein.        The Investor proposing to distribute its securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.
Notwithstanding any other provision of this Section 9, if the representative of the underwriters advises the Company in writing that the number of Investor Shares proposed to be included in such underwriting exceeds the number of shares that can be sold without having an adverse effect on the underwriting (including the price at which such shares can be sold), the representative may (subject to the limitations set forth below) exclude all Investor Shares from, or limit the number of Investor Shares to be included in, the registration and
underwriting.        If the registration is the first Company-initiated
registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of Investor Shares to be included in the registration by the Investor, or may exclude, to the extent so advised by the underwriters, such underwritten
securities entirely from such registration.        If such registration is the
second or any subsequent Company-initiated registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Investor; provided, however, that all securities held by the Company's employees shall be excluded prior to the exclusion of any Investor Shares and provided, further, that the aggregate value of securities (including Investor Shares) to be included in such registration by the Company's stockholders (including the Investor) may not be so reduced to less than thirty percent (30%) of the total value of all securities included
in such registration.        The Company shall so advise the Investor of the
number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in this
Section 9. If any Person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from
the Company or the underwriter.        Any Investor Shares or other securities
excluded or withdrawn from such underwriting shall be withdrawn from such registration.
If shares are so withdrawn from the registration and if the number of shares of Investor Shares to be included in such registration was previously reduced as a result of the factors described in this Section 9(b), the Company shall then offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Persons requesting additional inclusion in accordance with this Section 9.
 Section 10.         Assignment.              This Agreement shall be subject
to Section 10.3 of the Subscription Agreement.        If any assignment of the
Subscription Agreement is permitted pursuant to the terms thereof, this Agreement may contemporaneously be assigned to the assignee of such assignment.
 Section 11.         Counterparts/Facsimile.              This Agreement may
be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.
 Section 12.         Remedies.              The remedies provided in this
Agreement are cumulative and not exclusive of any remedies provided by law.
 Section 13.         Conflicting Agreements.              The Company shall
not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.
 Section 14.         Headings.              The headings in this Agreement are
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
 Section 15.         Governing Law.              THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.
 Section 16.         Severability.              If any provision of this
Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. Terms not otherwise defined herein shall be defined in accordance with the Subscription Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this _____ day of July, 2001.
5G Wireless Communications, Inc.
By:
Name:
Title:

DRH Investment Company, LLC
By:
Name:
Title: